UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Pennsylvania Real Estate Investment Trust

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than The Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PENNSYLVANIA REAL ESTATE INVESTMENT TRUST ONE COMMERCE SQUARE 2005 MARKET STREET, SUITE 1000 PHILADELPHIA, PA 19103 V06444-P91608

You invested in PENNSYLVANIA REAL ESTATE INVESTMENT TRUST and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 1, 2023.

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s), including a proxy card, by requesting prior to May 18, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Smartphone users	Vote Virtually at the Meeting* June 1, 2023 11:00 AM EDT
Point your camera here and
vote without entering a
control number
Virtually at: www.virtualshareholdermeeting.com/PRET2023

    *Please check the meeting materials for any special requirements for meeting attendance.

V1.1

  Vote at www.ProxyVote.com

  THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the

upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items			Board Recommends

1.	Election of Trustees

Nominees:

	01) George J. Alburger, Jr.	05) Mark E. Pasquerilla	For All

	02) Joseph F. Coradino	06) Charles P. Pizzi

	03) Michael J. DeMarco	07) John J. Roberts

04) JoAnne A. Epps

2.	ADVISORY APPROVAL OF THE COMPANY’S EXECUTIVE COMPENSATION.		For

3.	ADVISORY VOTE ON THE FREQUENCY OF THE ADVISORY VOTE ON EXECUTIVE COMPENSATION.		Year

4.	RATIFICATION OF THE SELECTION OF BDO USA LLP AS INDEPENDENT AUDITOR FOR 2023.		For

NOTE: IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.

V06445-P91608

PENNSYLVANIA REAL ESTATE INVESTMENT TRUST ONE COMMERCE SQUARE 2005 MARKET STREET, SUITE 1000 PHILADELPHIA, PA 19103 V06446-P91608

You invested in PENNSYLVANIA REAL ESTATE INVESTMENT TRUST and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 1, 2023.

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s), including a proxy card, by requesting prior to May 18, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Smartphone users	Vote Virtually at the Meeting* June 1, 2023 11:00 AM EDT
Point your camera here and
vote without entering a
control number
Virtually at: www.virtualshareholdermeeting.com/PRET2023

    *Please check the meeting materials for any special requirements for meeting attendance.

V1.1

  Vote at www.ProxyVote.com

  THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the

upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends

1.	Election of Trustees

	To elect two additional trustees named in the Proxy Statement for a term expiring at the earlier of (a) the 2024 Annual Meeting of Shareholders and (b) such time as all accrued and unpaid dividends on the Outstanding Preferred Shares have been paid in full and the dividends for the then current dividend period have been paid in full or declared and set apart for payment in full.		For All

Nominees:

	01)	Kenneth B. Hart

	02)	Christopher Swann

NOTE: IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.

V06447-P91608